Filed pursuant to Rule 497

File No. 333-178548

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Supplement dated March 20, 2013

to

Prospectus dated June 11, 2012

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This supplement contains information that amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. dated June 11, 2012 (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 31 of the Prospectus before you decide to invest.

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This supplement amends the Prospectus as follows:

PROSPECTUS SUMMARY

The second paragraph within the section entitled “Prospectus Summary – About Our Adviser” on page 8 of the Prospectus is hereby replaced with the following:

Hines has sponsored two publicly offered and non-traded REITs: Hines Real Estate Investment Trust, Inc., or Hines REIT, and Hines Global REIT, Inc., or Hines Global REIT, which collectively have investments in aggregate gross real estate assets of approximately $9.1 billion. Charles N. Hazen, Sherri W. Schugart and Ryan T. Sims, the Chairman of our board of directors, our President and Chief Executive Officer and our Chief Financial Officer, respectively, joined Hines in 1989, 1995 and 2003, respectively, and have substantial experience in private equity, real estate acquisitions and dispositions, public company management and administration and finance and have served as executive officers of companies in the REIT and investment real estate industries.

INVESTMENT OBJECTIVE AND STRATEGIES

The second paragraph within the section entitled “Investment Objective and Strategies – About Our Adviser” on page 71 of the Prospectus is hereby replaced with the following:

Hines has sponsored two publicly offered and non-traded REITs: Hines REIT and Hines Global REIT, which collectively have investments in aggregate gross real estate assets of approximately $9.1 billion. Mr. Hazen, Ms. Schugart and Mr. Sims, the Chairman of our board of directors, our President and Chief Executive Officer and our Chief Financial Officer, respectively, joined Hines in 1989, 1995 and 2003, respectively, and have substantial experience in private equity, real estate acquisitions and dispositions, public company management and administration and finance and have served as executive officers of companies in the REIT and investment real estate industries. For more information on these principals, see “Management.”

The last sentence of the first bulleted paragraph within the section entitled “Investment Objective and Strategies – Business Strategy” on page 76 of the Prospectus is hereby replaced with the following:

The principals of our Adviser, namely Ms. Schugart and Mr. Sims, have access to a broad network of relationships with financial sponsors, commercial and investment banks, lower middle market companies and leaders within a number of industries that we believe will produce significant investment opportunities.

MANAGEMENT

This supplement replaces the sections entitled “Management – Board of Directors and Officers – Officers,” “Management – Board of Directors and Officers – Biographical Information,” and “Management – Corporate Leadership Structure” on pages 87-90 of the Prospectus with the following:

Officers

The following persons serve as our officers in the following capacities:

Name	Age	Position(s) Held with the Company	Officer Since
Charles N. Hazen	52	Chairman of the Board	2011
Sherri W. Schugart	47	President and Chief Executive Officer	2013
Ryan T. Sims	41	Chief Financial Officer and Secretary	2011
Susan Dudley	43	Chief Compliance Officer	2011
Jeremy T. Davis	37	Controller	2012

The address for each director and officer of the Company is c/o HMS Income Fund, Inc., 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118.

Biographical Information

Interested Directors:

Charles N. Hazen. Mr. Hazen joined Hines in 1989. Mr. Hazen, an interested director since our formation in December 2011, currently serves as the Chairman of our board of directors. Additionally, from December 2011 to March 2013, Mr. Hazen served as our Chief Executive Officer and as the President and Chief Executive Officer of the general partner of our Adviser. During such time, Mr. Hazen was responsible for overall management of our business strategy and operations. From December 2008 to March 2013, Mr. Hazen served as President and Chief Executive Officer for Hines Global REIT and the general partner of its adviser, and served as President and Chief Executive Officer for Hines REIT and the general partner of its adviser from April 2008 to March 2013. In these roles, he was responsible for the overall management of the business strategy and operations of each entity in the U.S. and internationally. Mr. Hazen has also been the President of Hines REIT and the general partner of its adviser from August 2003 through March 2008. He also served as Chief Operating Officer for Hines REIT and the general partner of its adviser from August 2003 through March 2008 when he became Chief Executive Officer and served in such capacity until March 2013. He was also a Senior Managing Director and the Chief Executive Officer, or similar position, of the general partner of Hines from July 2000 until March 2013, the President and a member of the management board of the Hines US Core Office Fund LP (the “Core Fund”) and a director of Hines Securities, Inc. from August 2003 until March 2013. During his tenure at Hines he has participated in more than $12.0 billion of office, retail and industrial investments in the U.S. and internationally including Hines Corporate Properties, a fund that developed and acquired single-tenant office buildings in the U.S. Prior to joining Hines, Mr. Hazen practiced law in the Houston office of Baker Botts L.L.P. from June 1985 to August 1989. Mr. Hazen graduated from the University of Kentucky with a B.S. in Finance and received his J.D. from the University of Kentucky.

We believe Mr. Hazen is qualified to serve on our board of directors because of his business experience as our Chief Executive Officer and as President and Chief Executive Officer of Hines Global REIT and Hines REIT, along with his substantial experience in private equity, real estate acquisitions and dispositions and finance.

Independent Directors:

Peter Shaper.  Prior to founding Greenwell Energy Solutions in 2012, Mr. Shaper served as the CEO of CapRock Communications where he led its acquisition from McLeod in 2002 through to its sale to Harris Corporation in 2011. CapRock is a global satellite communications provider serving the energy, government and maritime industries. During his tenure, CapRock grew from a primarily domestic player with $30 million in revenue to the leading global player in its market with over $600 million in revenue. Mr. Shaper is also a founding partner of Houston-based private equity group Genesis Park. Genesis Park focuses on buyouts, partnering strategies with public corporations and growth financing bringing each company capital, commercial execution capabilities and a depth of experience in mergers and acquisitions. Previously, Mr. Shaper was the president of Donnelley Marketing, a division of First Data Corporation. He was directly responsible for the turnaround of the $100 million revenue database marketing company which led to a successful sale to a strategic buyer. In 1996, Mr. Shaper helped found the Information Management Group (IMG) as its Executive Vice President of Operations and CFO. IMG grew to more than $600 million in revenue during his tenure. Prior to joining IMG, Mr. Shaper was with a Dallas-based private equity firm where he was responsible for investments in numerous technology-oriented companies, as well as assisting those companies with developing long-term strategies and financial structures. Mr. Shaper also has several years of experience with the international consulting firm McKinsey & Company. Mr. Shaper holds a Master of Business Administration degree from Harvard University and a Bachelor of Science in Engineering from Stanford University. Mr. Shaper currently serves on the board of directors of Greenwell Energy Solutions, Genesis Park, ipDatatel, HMS Income Fund and Hines Global REIT as well as the non-profit boards of the Greater Houston Community Foundation, Prepared for Life and Knowledge Is Power Prep Schools.

We believe Mr. Shaper’s significant experience as a senior executive officer of sophisticated companies such as Greenwell Energy Solutions, CapRock Communications, Inc., Genesis Park LP and Donnelley Marketing/First Data Corporation, as well as his experience founding and leading IMG, make him well qualified to serve on our board of directors.

John O. Niemann, Jr. Mr. Niemann has served as a director and Chairman of the Audit Committee of Gateway Energy Corporation since June 2010. He is the president and chief operating officer of Arthur Andersen LLP, and has been since 2003. He previously served on the administrative board of Arthur Andersen LLP and on the board of partners of Andersen Worldwide. He began his career at Arthur Andersen LLP in 1978 and has served in increasing responsibilities in senior management positions, since 1992. Mr. Niemann has served on the board of directors of many Houston area non-profit organizations, including Strake Jesuit College Preparatory School (past chair of the board), The Regis School of the Sacred Heart (past chair of the board), The Houston Symphony, The Alley Theatre and Taping for the Blind, Inc. He graduated with a bachelor of arts in managerial studies (magna cum laude) and a masters in accounting from Rice University and received a juris doctor (summa cum laude) from the South Texas College of Law.

We believe Mr. Niemann’s significant experience in the public accounting industry, including 35 years in various capacities at Arthur Andersen LLP, makes him well qualified to serve on our board of directors. Drawing on this experience, Mr. Niemann is able to provide valuable insights regarding our investment strategies, internal controls, and financial reporting. In addition, through his experience serving on the board of directors of another public company, Mr. Niemann has previous experience in the requirements of serving on a public company board.

Officers (who are not directors):

Sherri W. Schugart. Ms. Schugart, 47, joined Hines in 1995. Ms. Schugart was recently appointed to serve as the President and CEO of Hines Global REIT, and Hines REIT and their respective advisers, as well as the Core Fund. Ms. Schugart served as the Chief Operating Officer for Hines Global, Hines REIT and the Core Fund and the general partner of the advisors of Hines Global and Hines REIT from November 2011 until March 2013 when she was appointed President and Chief Executive Officer. Ms. Schugart also served as the Chief Operating Officer of the general partner of the Adviser from December 2011 to March 2013 when she was appointed as President and Chief Executive Officer. In these positions, Ms. Schugart has been responsible for the execution of each entity’s business plan and oversight of day-to-day business operations, including issues related to portfolio strategy, asset management, tenant credit underwriting, and all other operational and financial matters. Prior to that time, Ms. Schugart served as the Chief Financial Officer of Hines Global and the general partner of its advisor from December 2008 through October 2011 and as the Chief Financial Officer of Hines REIT and the general partner of its advisor from August 2003 through October 2011. In addition, Ms. Schugart served as the Chief Financial Officer of the Core Fund from July 2004 through October 2011. She has also been a Senior Managing Director of the general partner of Hines since October 2007 and has served as a director of HSI since August 2003. Prior to holding these positions she was a Vice President in Hines’ Capital Markets Group, raising equity and debt financing for various Hines investment vehicles in the U.S. and internationally. Ms. Schugart has been responsible for arranging more than $10.0 billion in equity and debt for Hines’ public and private investment funds. Prior to joining Hines, Ms. Schugart spent eight years with Arthur Andersen, where she served both public and private clients in the real estate, construction, finance and banking industries. She holds a Bachelor of Business Administration degree in Accounting from Southwest Texas State University.

Ryan T. Sims. Mr. Sims joined Hines in August 2003. Mr. Sims serves as our Chief Financial Officer and Secretary. Mr. Sims is also the Chief Financial Officer and Secretary of the general partner of our Adviser. Mr. Sims has also served as the Chief Financial Officer and Secretary for Hines Global REIT and the general partner of its adviser since November 2011 and as the Chief Financial Officer and Secretary of Hines REIT, the general partner of its adviser and the Core Fund since November 2011. In these positions, Mr. Sims is responsible for the oversight of financial operations, equity and debt financing activities, investor relations, accounting, financial reporting, tax, legal, compliance and administrative functions in the U.S. and internationally. Prior to this time, Mr. Sims served as the Chief Accounting Officer for Hines Global REIT and the general partner of its adviser since their inception in December 2008. Mr. Sims also served as the Chief Accounting Officer for Hines REIT, the general partner of its adviser and the Core Fund since April 2008. In these roles, he was responsible for the oversight of the accounting, financial reporting and SEC reporting functions, as well as the Sarbanes-Oxley compliance program in the U.S. and internationally. He was also responsible for establishing the companies’ accounting policies and ensuring compliance with those policies in the U.S. and internationally. He has also previously served as a Senior Controller for Hines REIT and the general partner of its adviser from August 2003 to April 2008 and the Core Fund from July 2004 to April 2008. Prior to joining Hines, Mr. Sims was a manager in the audit practice of Arthur Andersen LLP and Deloitte & Touche LLP, serving clients primarily in the real estate industry. He holds a Bachelor of Business Administration degree in Accounting from Baylor University and is a certified public accountant.

Susan Dudley. Ms. Dudley joined Hines in 2005. Ms. Dudley serves as our Chief Compliance Officer and she is the Chief Compliance Officer of the general partner of our Adviser. She is also the Chief Compliance Officer for Hines Securities, Inc. In this role, she is responsible for overseeing the day-to-day compliance activities, including developing, maintaining and testing supervisory policies and procedures, monitoring new regulatory mandates and requirements, and developing training and education programs. Ms. Dudley also served as Controller and Financial Operations Principal for Hines Securities, Inc. from April 2005 to November 2008. Prior to joining Hines Securities, Inc., she was the chief financial officer for Btek Group, LP from June 2002 to December 2004. Prior to that, Ms. Dudley served as the controller for California Tan, Inc. and Diamond Geophysical Service Corp. Ms. Dudley also spent four years at Arthur Andersen in the audit department. She graduated from Pepperdine University with a B.S. in Accounting and is a certified public accountant. Ms. Dudley holds her Series 7, 24, 28 and 79 securities licenses and the Certified Regulatory Compliance Professional designation from the FINRA Institute at Wharton.

Jeremy Davis. Mr. Davis joined Hines in March 2001. Mr. Davis serves as our Controller and is currently the Senior Controller of HMS Adviser LP, Hines Advisers LP and Hines Global REIT Advisers LP. In these roles, Mr. Davis is responsible for the oversight of the accounting and financial reporting functions of these entities. Prior to this time, Mr. Davis served as a Controller for the Core Fund. In this role, he was responsible for fair value accounting and reporting and also investor reporting. Prior to this time, Mr. Davis served as a senior accountant for Hines Corporate Properties, the Hines 1997 U.S. Office Development Fund, and the Hines 1999 U.S. Office Development Fund. In these roles, he was responsible for the fund accounting and investor reporting initiatives. Prior to joining Hines, Mr. Davis was a senior accountant in the audit practice of KPMG LLP, serving clients in a variety of industries. He holds a Bachelor of Business Administration degree and a Masters in Public Accountancy from the University of Texas at Austin and is a certified public accountant.

Corporate Leadership Structure

Since our inception, Mr. Hazen has served as chairman of our board of directors and, until March 15, 2013, as our chief executive officer, at which time he was replaced by Ms. Schugart. Mr. Hazen is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Our board of directors believes that, due to his tenure as our chief executive officer since our inception until March 15, 2013, Mr. Hazen is the director with the most knowledge of the Company’s business strategy and is best situated to serve as chairman of our board of directors. Our Charter, as well as regulations governing BDCs generally, requires that a majority of the board of directors be persons other than “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act. The board of directors does not currently have a lead independent director. Our board of directors believes that its current leadership structure—a chair of the board of directors who is separate from the Company’s chief executive officer and committees led by independent directors—is the optimal structure for the Company at this time because it allows the Company’s directors to exercise informed and independent judgment, and allocates areas of responsibility among committees of independent directors and the full board of directors in a manner that enhances effective oversight. The board of directors is of the opinion that having a majority of independent directors is appropriate and in the best interest of the Company’s stockholders, but also believes that having two interested persons serve as directors brings both corporate and financial viewpoints that are significant elements in its decision-making process. Our board of directors will review its leadership structure periodically to ensure that the leadership structure remains appropriate and will make changes if and when it determines such changes are necessary or proper.

PORTFOLIO MANAGEMENT

This supplement replaces the section entitled “Portfolio Management – Our Investment Adviser” with the following:

HMS Adviser is responsible for the overall management of our activities and has responsibility for making investment decisions with respect to and providing day-to-day management and administration of our investment portfolio. HMS Adviser has engaged the Sub-Adviser to identify, evaluate, negotiate and structure prospective investments, make investment and portfolio management recommendations for approval by our Adviser, monitor our investment portfolio and provide certain ongoing administrative services to the Adviser. All new investments must be approved by the investment committee of our Adviser, which is led by Alejandro Palomo, who serves as a director and member of the investment committee for HMS Adviser. For more information regarding the business experience of Mr. Palomo see “Portfolio Management — Our Investment Adviser.” The members of the investment committee receive no direct compensation from us. Such members may be employees or partners of our Adviser and may receive compensation or profit distributions from our Adviser.

Our Investment Adviser

Our Adviser, HMS Adviser, is a Texas limited partnership formed on April 13, 2012 that is registered as an investment adviser under the Advisers Act. Our Adviser has a limited operating history and limited experience managing a business development company. Our Adviser is wholly-owned by Hines. Hines is majority owned by Gerald D. Hines and Jeffrey C. Hines. The principal executive offices of HMS Adviser are located at 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118. See “Investment Objective and Strategies — About Our Sponsor” for additional information regarding the operating history of Hines.

Our Adviser’s investment committee consists of Mr. Palomo, Mr. Sims and Frank Apollo, who is the Senior Vice President – Finance of the general partner of Hines. Upon the request of the Company, a representative of Main Street will be present at the meetings of the investment committee. Below is a brief description of the background and experience of the principals of HMS Adviser and the senior investment professionals employed or retained by HMS Adviser and its affiliates. The backgrounds of Ms. Schugart, Mr. Sims, Ms. Dudley and Mr. Davis are described in the “Management — Board of Directors and Officers” section of this prospectus.

Alejandro Palomo. Mr. Palomo, age 33, joined Hines in August 2012.  Mr. Palomo serves as a director and member of the investment committee for HMS Adviser LP. In this role, Mr. Palomo is involved with the evaluation and approval of investment opportunities for HMS Income Fund, Inc.  Mr. Palomo also serves as the liaison for portfolio matters between HMS Income Fund, Inc. and its Sub-Adviser. Prior to joining Hines, from March 2008 to August 2012, Mr. Palomo was a director at Main Street Capital Corporation involved with the identification, review, selection, structuring, closing and monitoring of investments within Main Street’s lower middle-market portfolio.  Before joining Main Street, from January 2005 to March 2008, Mr. Palomo worked at PricewaterhouseCoopers LLP in the transaction services group and the audit practice. He holds a Bachelor of Business Administration degree in accounting and a Master of Accountancy from the University of Texas at El Paso and is a certified public accountant.

Frank R. Apollo. Mr. Apollo, age 46, joined Hines in 1993 and is the Senior Vice President—Finance of Hines Global REIT Advisors GP LLC, Hines REIT Properties, L.P. and the general partner of our Adviser. Mr. Apollo also has served as Director and Senior Vice President—Finance of the Dealer Manager since April 2008 and as Treasurer and Secretary of our Dealer Manager since August 2003. Mr. Apollo has served as Senior Vice President—Finance; Treasurer and Secretary for us and Hines Global REIT Advisors GP LLC since December 2008, and for Hines REIT and Hines REIT Properties, L.P. since April 2008. From April 2008 through November 1, 2011, Mr. Apollo also served as the Senior Vice President—Finance of the Core Fund. In these roles, he was responsible for overseeing portfolio financial management, debt financings, treasury and liquidity management and legal and corporate governance in the U.S. and internationally. He served as Chief Accounting Officer, Treasurer and Secretary for Hines REIT from August 2003 to April 2008 and Chief Accounting Officer of the Core Fund from July 2004 to April 2008. His responsibilities in these positions included accounting, financial reporting, legal and corporate governance in the U.S. and internationally. He has also served as a Vice President of the general partner of Hines since 1999. In addition to the positions Mr. Apollo currently holds at our Dealer Manager, Mr. Apollo also served as the Vice President of our Dealer Manager from August 2003 to April 2008, and, as a result of his positions at our Dealer Manager, is responsible for all financial operations of our Dealer Manager. Previously, Mr. Apollo also served as the Vice President and Corporate Controller responsible for the accounting and control functions for Hines’ international operations, as the Vice President and Regional Controller for Hines’ European Region and as the director of Hines’ Internal Audit Department. Before joining Hines, Mr. Apollo was an audit manager with Arthur Andersen. He graduated from the University of Texas with a B.B.A. in Accounting, is a certified public accountant and holds Series 28 and 63 securities licenses.

The table below shows the dollar range of shares of common stock beneficially owned as of the date of this prospectus by each member of the Adviser’s investment committee, whom we consider to be our portfolio managers.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Ryan T. Sims	None
Alejandro Palomo	None
Frank R. Apollo	$10,001-$50,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned by our portfolio managers is based on our initial public offering price of $10.00 per share.

(3)	The dollar range of equity securities beneficially owned is: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The table setting forth information with respect to the beneficial ownership of our common stock, which is found on page 111 of the Prospectus, is hereby replaced with the following:

	Shares Beneficially Owned as of the date of this Prospectus
Name and Address(1)	Number	Percentage Assuming maximum amount is purchased
5% Stockholders:
DJ-PEI Partners(2)	287,107.60	*
HMS Investor LLC(3)	861,323.81	*
Interested Directors:
Charles N. Hazen	—	—
Independent Directors:
Peter Shaper	—	—
John O. Niemann, Jr.	—	—
Officers (that are not directors)
Sherri W. Schugart	—	—
Ryan T. Sims	—	—
Susan Dudley	2,516.11	*
Jeremy T. Davis	—	—
All officers and directors as a group (seven persons)	2,516.11	*

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*	Represents less than 1.0%.
(1)	Except for DJ-PEI Partners, the address of each beneficial owner is c/o HMS Income Fund, Inc., 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118.

(2)	The address of DJ-PEI Partners is 400 Pine Street, Suite 900, Abilene, Texas 79601.

(3)	Hines Investment Holdings Limited Partnership is the 92% member of HMS Investor LLC and, as such, has voting and dispositive power over the 861,323.81 shares owned by HMS Investor LLC. JCH Investments, Inc. is the general partner of Hines Investment Holdings Limited Partnership and, as such, shares voting and dispositive power over the 861,323.81 shares held by HMS Investor LLC. As a result of his position at JCH Investments, Inc., Jeffrey C. Hines also shares voting and dispositive power over the 861,323.81 shares held by HMS Investor LLC.